                                     OPPENHEIMER LIMITED-TERM GOVERNMENT FUND
                                     Class C Share Certificate (8-1/2" x 11")

I.      FACE OF CERTIFICATE (All text and other matter lies within
        8-1/4" x 10-3/4" decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]

                                            (upper right corner)  [share certificate no.] XX-000000

                                            (upper right box, CLASS C SHARES below cert. no.)

                                              (centered below boxes)
                                     OPPENHEIMER LIMITED-TERM GOVERNMENT FUND
                                          A MASSACHUSETTS BUSINESS TRUST

(at left)  THIS IS TO CERTIFY THAT                            (at right) SEE REVERSE FOR
                                                              CERTAIN DEFINITIONS
                                                              (box with number) CUSIP 68380F301
(at left)  is the owner of
                                                          (centered)
                                FULLY PAID CLASS C SHARES OF BENEFICIAL INTEREST OF
                                     OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

(hereinafter  called the "Fund"),  transferable  only on the books of the Fund by the holder hereof in person or by duly authorized  attorney,  upon surrender of this certificate  properly endorsed.  This certificate and the shares represented  hereby are issued and shall be held subject to all of the  provisions of the  Declaration  of Trust of the  Fund  to all of  which  the  holder  by  acceptance  hereof  assents.  This  certificate  is not  valid  until countersigned by the Transfer Agent.

        WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

        (signature                                            Dated:            (signature
        at left of seal)                                                        at right of seal)
        /s/ Brian W. Wixted                                                     /s/ Robert Zack

        TREASURER SECRETARY

                                                     (centered at bottom)
                                                1-1/2" diameter facsimile seal
                                                         with legend
                                           OPPENHEIMER LIMITED-TERM GOVERNMENT  FUND
                                                             SEAL
                                                             1986
                                                 COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     Denver (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
rights of survivorship and not as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.
For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  C Shares of beneficial  interest  represented  by the within certificate,  and do hereby  irrevocably  constitute and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________
                                                     ___________________________________
                                                     (Both must sign if joint owners)
                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor

                                                     by:
                                                                   Signature of
                                                                   Officer/Title
(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 correspond with the name(s) as written upon the face of the
of above paragraph                  certificate in every particular without alteration or enlargement or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

PLEASE NOTE:  This document  contains a watermark  OppenheimerFunds  when viewed at an angle. It is invalid without this "four hands" watermark: logotype

                                      THIS SPACE MUST NOT BE COVERED IN ANY WAY